UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6653

The Jensen Portfolio, Inc.
(Exact name of registrant as specified in charter)

5300 Meadows Road, Suite 250
Lake Oswego, OR 97035-8234
(Address of principal executive offices) (Zip code)

Robert McIver
5300 Meadows Road, Suite 250
Lake Oswego, OR 97035-8234
(Name and address of agent for service)

(800) 221-4384
Registrant's telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period: November 30, 2016

Item 1. Reports to Stockholders.

Letter from The Investment Adviser

Dear Fellow Shareholders,
The Jensen Quality Growth Fund (the “Fund”) -- Class J Shares – returned 4.13% for the six months ended November 30, 2016, compared to a return of 6.01% over this period for the Standard & Poor’s 500 Index. Please see pages 3 through 6 of this report for complete standardized performance information for the Fund.

Market Perspective
For the six months ended November 30, 2016, market returns can fairly clearly be broken into two periods – pre-election and post-election in the United States.

After heightened volatility during the first quarter of calendar 2016, markets became complacent in late spring and remained so through the summer and into early fall. During this period, strong consumer spending and employment was offset by lackluster GDP growth and a lack of clear growth signals, causing the Federal Reserve to delay raising interest rates. Volatility increased as the election campaign reached its apex but the Fund continued to slightly outperform the broader index as investors remained concerned about long term growth and focused more on higher quality companies such as the ones in which we invest.

The Republican sweep in the November U.S. elections brought a distinct change to the markets. Post-election stock market reaction suggests that market participants became equal parts optimistic for corporate tax reform and domestic infrastructure investment and leery of trade and immigration restrictions. The resulting underperformance of the Fund for the remainder of November reflected the speculation that took place after the election results.

The overall combination of the distinct pre and post-election performance periods resulted in the Fund’s underperformance for the six months ended November 30, 2016 as further discussed below.

The Effect at Jensen
The Fund’s relative underperformance to the S&P 500 benchmark was due in part to 1) security selection in the Industrials and Information Technology sectors and 2) our relative underweighting in the Financials sector, which was a strong benchmark performer during the month of November as noted earlier. Offsetting this to a degree was positive security selection in the Health Care sector along with our lack of exposure in the Real Estate, Telecomm Service and Utilities sectors.

Leading contributors to performance during the period were UnitedHealth Group and Microsoft while Nike and Cognizant Technology Solutions were leading detractors to performance.

UnitedHealth Group (UNH) is the largest health insurer in the U.S. We believe the share price was bolstered by the company’s consistent top- and bottom-line results that exceeded expectations. Microsoft beat revenue and earnings expectations, which we believe was largely driven by its success in the enterprise cloud market. A key to their success, in our opinion, has been their hybrid cloud offering. This enables customers to migrate from their existing on-site systems to the cloud at the customer’s discretion, and has been well received in the market. Microsoft remains a high conviction Fund holding. Both UNH and Microsoft remain core Fund holdings.

Nike is the world’s leading supplier of footwear, sportswear, and sports equipment. The company benefits from powerful brand equity, manufacturing scale, and strong research and development infrastructure. During 2016, Nike signaled a growth slowdown due to increasing competition, weakness among North American retailers, and incremental margin pressure. We trimmed the Fund’s position in 2015 and in early 2016 to take profits after previous strong share price performance. Most recently, however, we added to the position to take advantage of the subsequent pullback.

Cognizant Technologies is a leading provider of IT consulting and technology outsourcing services. The U.S.-based company utilizes a client delivery model combining on-site technical and account management professionals with India-based offshore technical support teams to serve a wide variety of customers around the globe. We added to the Fund’s position in Cognizant shares after a sharp price decline early in the year. However, we trimmed the position this past September due to the abrupt resignation of a key company leader coinciding with the announcement of an internal investigation into potentially improper business dealings in India. Since that time, the stock price has seesawed due to post-election concerns over immigration reform, and the disclosure of a meaningful stake by an activist investor.

We believe Cognizant remains well positioned to benefit from the secular trend in which businesses are using technology to increase efficiency and lower costs.

However, Cognizant is currently the second smallest position in the Fund, and we have proactively maintained Cognizant near the bottom of the portfolio over time. This relatively small weighting reflects the importance of risk management in our investment process, and some uncertainty over the company’s growth path as it matures. Looking forward, the stock is trading well below our estimate of full worth, and we believe the company will continue to grow and create value. However, in light of recent developments, we are carefully monitoring the management transition, the outcome of the internal investigation, immigration reform prospects, and the potential for strategy changes due to activist investor interest.

Portfolio Changes

Jensen executed two wholesale portfolio changes during the six month period ended November 30, 2016. We initiated positions in Automatic Data Processing and Alphabet. This was in addition to normal trim/add trades during the period executed to take advantage of valuation opportunities. A brief synopsis of the changes follows:

Semi-Annual Report	Jensen Quality Growth Fund	1

Automatic Data Processing (ADP) is the leading North American payroll processor, serving mid-market businesses to large enterprises. Additionally, ADP offers human resources, outsourcing services, and tax/ benefits administration. The company’s leading market position is crucial in a business characterized by extremely high customer switching costs, as evidenced by ADP’s 90%+ customer retention rate. The company is the midst of migrating customers to a cloud-based platform. We believe this approach is a good long-term fit for the business and is consistent with our expectation of steady growth.

Alphabet (GOOGL) is a global technology leader with a host of ubiquitous internet service-related products. The company benefits from a powerful network effect due to the dominance of its Google Internet search tool and investments in symbiotic platforms–YouTube video-sharing, the Chrome web browser, and the Android operating system–all of which serve to reinforce the network. We believe the company is well-positioned to profit from continuing growth in digital advertising, and from ventures into enterprise cloud services.

The Jensen Outlook
Last year in this update we discussed focus areas for 2016 that included energy and commodity prices, currency and interest rates, China issues, legislation and politics. All of these areas impacted the markets to varying degrees over the course of 2016, including the six months ended November 30, 2016.

We note that none of these issues have changed dramatically as we look forward to 2017, although the impact from each specific area will more than likely vary given that the policy changes expected to come from the new Republican administration are still unknown in terms of scope and specifics. We do remain relatively optimistic, underscored by expectations of acceleration in earnings growth, stable economic growth among large countries, and the potential for domestic fiscal stimulus. Potential threats to this view are a continuation of the post-election U.S. dollar strength, more hawkish than expected U.S. Federal Reserve policy and further global geopolitical upheaval.

In our opinion, much of the recent market performance has been based on policy speculation in the short term. Our focus steadfastly continues to be on the relative strengths of the companies in our investable universe and the ability of such companies to consistently produce business returns well in excess of capital costs. This provides the framework for these companies to generate high levels of free cash flow that is strategically reinvested in order to persistently create business value over the long term, which we believe ultimately gets recognized by markets to the benefit of shareholders who share a similar long term view.

At Jensen, we prefer to focus on those companies which we believe can produce strong underlying business results into 2017 and beyond and use short term volatility to take advantage of pricing disconnects in the stocks of these companies. We believe that companies with strong fundamentals, durable competitive advantages and a history of growing free cash flow have a greater ability to chart their own paths and that these companies should outperform lower-quality businesses over time.

Whatever happens in 2017, we believe that paying attention to these important company fundamentals helps Fund shareholders manage risk, and may provide a measure of capital protection in volatile markets and the opportunity for long-term capital appreciation for our clients.

Cordially,

The Jensen Investment Committee

This discussion and analysis of the Fund is as of November 30, 2016 and is subject to change, and any forecasts made cannot be guaranteed.

Past performance is no guarantee of future results. Fund holdings and sector weightings are subject to change and are not recommendations to buy or sell any security.

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. One cannot invest directly in an index.

For more complete information regarding performance and holdings, please refer to the financial statements and schedule of investments headings of this report.

The Fund is non-diversified, meaning that it may concentrate its assets in fewer individual holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund.

Return on Equity: Is equal to a company’s after-tax earnings (excluding non-recurring items) divided by its average stockholder equity for the year.

Free Cash Flow: Is equal to the after-tax net income of a company plus depreciation and amortization less capital expenditures.

For use only when preceded or accompanied by a current prospectus for the Fund.

The Jensen Quality Growth Fund is distributed by Quasar Distributors, LLC.

2	Jensen Quality Growth Fund	Semi-Annual Report

Jensen Quality Growth Fund - Class J (Unaudited)

Total Returns vs. The S&P 500

Average Annual Returns – For periods ended November 30, 2016	1 year	3 years	5 years	10 years
Jensen Quality Growth Fund - Class J	9.57%	8.75%	13.58%	7.65%
S&P 500 Stock Index	8.06%	9.07%	14.45%	6.89%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on November 30, 2006 for Class J. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

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Jensen Quality Growth Fund - Class R (Unaudited)

Total Returns vs. The S&P 500

Average Annual Returns – For periods ended November 30, 2016	1 year	3 years	5 years	10 years
Jensen Quality Growth Fund - Class R	9.17%	8.36%	13.20%	7.35%
S&P 500 Stock Index	8.06%	9.07%	14.45%	6.89%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on November 30, 2006 for Class R. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

4	Jensen Quality Growth Fund	Semi-Annual Report

Jensen Quality Growth Fund - Class I (Unaudited)

Total Returns vs. The S&P 500

Average Annual Returns – For periods ended November 30, 2016	1 year	3 years	5 years	10 years
Jensen Quality Growth Fund - Class I	9.84%	9.01%	13.87%	7.94%
S&P 500 Stock Index	8.06%	9.07%	14.45%	6.89%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $250,000 made on November 30, 2006 for Class I. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

Semi-Annual Report	Jensen Quality Growth Fund	5

Jensen Quality Growth Fund - Class Y (Unaudited)

Total Returns vs. The S&P 500

Total Returns – For periods ended November 30, 2016	1 Month	Since Inception (September 30, 2016)
Jensen Quality Growth Fund - Class Y	2.32%	0.17%
S&P 500 Stock Index	3.70%	1.81%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $1,000,000 made on September 30, 2016 (commencement of operations for Class Y). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

6	Jensen Quality Growth Fund	Semi-Annual Report

Investments by Sector as of November 30, 2016
(as a Percentage of Total Investments) (Unaudited)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Semi-Annual Report	Jensen Quality Growth Fund	7

Statement of Assets & Liabilities
November 30, 2016 (Unaudited)

Assets:
Investment, at value (cost $3,461,579,888)	$5,473,927,763
Income receivable	12,917,295
Receivable for capital stock issued	16,570,884
Other assets	170,046
Total assets	5,503,585,988

Liabilities:
Payable to Investment Adviser	2,339,447
Payable for capital stock redeemed	7,249,535
Accrued distribution fees	822,119
Accrued director fees	53,545
Accrued expenses and other liabilities	1,325,478
Total liabilities	11,790,124
Total Net Assets	$5,491,795,864

Net Assets Consist of:
Capital stock	3,261,116,676
Accumulated undistributed net investment income	14,041,669
Accumulated net realized gain	204,289,644
Unrealized appreciation on investments	2,012,347,875
Total Net Assets	$5,491,795,864

Net Assets Consist of:
Class J Shares
Net Assets	$2,487,147,862
Shares outstanding	61,918,064
Net Asset Value - Offering Price and Redemption Price Per Share (2,000,000,000 shares authorized)	$40.17

Class R Shares
Net Assets	$28,226,729
Shares outstanding	706,110
Net Asset Value - Offering Price and Redemption Price Per Share (1,000,000,000 shares authorized)	$39.97

Class I Shares
Net Assets	$2,905,562,340
Shares outstanding	72,286,852
Net Asset Value - Offering Price and Redemption Price Per Share (1,000,000,000 shares authorized)	$40.19

Class Y Shares
Net Assets	$70,858,933
Shares outstanding	1,762,882
Net Asset Value - Offering Price and Redemption Price Per Share (1,000,000,000 shares authorized)	$40.19

The accompanying notes are an integral part of these financial statements.

8	Jensen Quality Growth Fund	Semi-Annual Report

Schedule of Investments
November 30, 2016 (Unaudited) (showing percentage of total net assets)

Common Stocks - 95.50%

shares	Aerospace & Defense - 5.12%	value
2,609,000	United Technologies Corporation	$281,041,480

shares	Air Freight & Logistics - 2.80%	value
1,326,000	United Parcel Service, Inc. - Class B	$153,709,920

shares	Beverages - 7.22%	value
2,344,000	The Coca-Cola Company	$94,580,400
3,015,000	PepsiCo, Inc.	$301,801,500
		$396,381,900

shares	Capital Markets - 2.15%	value
1,592,000	T. Rowe Price Group, Inc.	$117,903,520

shares	Chemicals - 8.95%	value
2,080,000	Ecolab, Inc.	$242,798,400
2,069,000	Praxair, Inc.	$248,900,700
		$491,699,100

shares	Electrical Equipment - 2.25%	value
2,187,000	Emerson Electric Company	$123,434,280

	Electronic Equipment, Instruments &
shares	Components - 3.10%	value
2,497,000	Amphenol Corporation - Class A	$170,445,220

	Health Care Equipment & Supplies -
shares	8.31%	value
1,814,000	Becton Dickinson & Company	$306,747,400
1,317,000	Stryker Corporation	$149,690,220
		$456,437,620

	Health Care Providers &
shares	Services - 4.51%	value
1,564,000	UnitedHealth Group, Inc.	$247,612,480

shares	Household Products - 3.65%	value
2,434,000	The Procter & Gamble Company	$200,707,640

shares	Industrial Conglomerates - 4.93%	value
1,577,000	3M Company	$270,833,980

shares	Internet Software & Services - 1.95%	value
138,000	Alphabet, Inc. - Class A (a)	$107,071,440

shares	IT Services - 11.75%	value
1,984,000	Accenture PLC - Class A (b)	$236,949,120
1,792,000	Automatic Data Processing, Inc.	$172,067,840
1,901,000	Cognizant Technology Solutions Corporation -
	Class A (a)	$104,707,080
1,287,000	MasterCard, Inc. - Class A	$131,531,400
		$645,255,440

shares	Life Sciences Tools & Services - 2.34%	value
953,300	Waters Corp. (a)	$128,285,581

shares	Media - 3.85%	value
2,435,000	Omnicom Group, Inc.	$211,698,900

shares	Pharmaceuticals - 4.44%	value
2,192,000	Johnson & Johnson	$243,969,600

shares	Software - 9.15%	value
4,675,000	Microsoft Corporation	$281,715,500
5,498,000	Oracle Corporation	$220,964,620
		$502,680,120

shares	Specialty Retail - 3.87%	value
2,712,000	The TJX Companies, Inc.	$212,458,080

The accompanying footnotes are an integral part of the financial statements.

Semi-Annual Report	Jensen Quality Growth Fund	9

Schedule of Investments continued
November 30, 2016 (Unaudited) (showing percentage of total net assets)

	Technology Hardware, Storage &
shares	Peripherals - 2.82%	value
1,400,000	Apple, Inc.	$154,728,000

	Textiles, Apparel & Luxury
shares	Goods - 2.34%	value
2,564,000	NIKE, Inc. - Class B	$128,379,480

Total Common Stocks		value
Total Common Stocks (Cost $3,232,385,906)		$5,244,733,781

Short-Term Investment - 4.17%

shares	Money Market Fund - 4.17%	value
229,193,982	Morgan Stanley Institutional Liquidity Funds -
	Treasury Portfolio - Class I, 0.26%(c)	$229,193,982

Total Short-Term Investment		value
(Cost $229,193,982)		$229,193,982

Total Investments		value
(Cost $3,461,579,888) - 99.67%		$5,473,927,763
Other Assets in Excess of Liabilities - 0.33%		$17,868,101
TOTAL NET ASSETS - 100.00%		$5,491,795,864

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration (including ADRs) was as follows: Ireland 4.31% as a percentage of net assets.
(c)	Variable rate security. Rate listed is the 7-day effective yield as of November 30, 2016.

The accompanying footnotes are an integral part of the financial statements.

10	Jensen Quality Growth Fund	Semi-Annual Report

Statement of Operations
Six Months Ended November 30, 2016 (Unaudited)

Investment Income:
Dividend income	$55,681,104
Interest income	278,989
55,960,093
Expenses:
Investment advisory fees	13,242,615
12b-1 - Class J	3,073,386
Administration fees	863,742
Sub-transfer agent expenses - Class J	687,142
Shareholder servicing fees - Class I	519,678
Custody fees	184,346
Fund Accounting fees	151,666
Federal and state registration fees	110,005
Reports to shareholders - Class I	109,158
Transfer Agent fees - Class J	94,665
Directors' fees and expenses	81,769
12b-1 fees - Class R	71,734
Professional fees	64,470
Other	56,624
Reports to shareholders - Class J	56,192
Transfer agent expenses	47,036
Transfer agent fees - Class I	43,255
Shareholder servicing fees - Class R	26,442
Reports to shareholders - Class R	641
Transfer agent fees - Class R	549
Reports to shareholders - Class Y	50
Transfer agent fees - Class Y	10
Total expenses	19,485,175

Net Investment Income	36,474,918

Realized and Unrealized Gain on Investments:
Net realized gain on investment transactions	49,196,264
Change in unrealized appreciation on investments	128,765,004
Net realized and unrealized gain on investments	177,961,268
Net Increase in Net Assets Resulting
from Operations	$214,436,186

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	Jensen Quality Growth Fund	11

Statements of Changes in Net Assets

	Six Months Ended
	November 30, 2016	Year Ended
Operations:	(Unaudited)	May 31, 2016
Net investment income	36,474,918	65,346,157
Net realized gain on investment
transactions	49,196,264	364,978,157
Change in unrealized appreciation
(depreciation) on investments	128,765,004	(163,627,366)
Net increase in net assets resulting
from operations	214,436,186	266,696,948

	Six Months Ended
	November 30, 2016	Year Ended
Capital Share Transactions:	(Unaudited)	May 31, 2016
Shares Sold - Class J	379,724,609	513,079,335
Shares Sold - Class R	4,049,637	7,136,614
Shares Sold - Class I	473,869,885	582,932,852
Shares Sold - Class Y	69,351,082	—
Shares issued in reinvestment of
dividends - Class J	12,286,089	211,899,831
Shares issued in reinvestment of
dividends - Class R	93,531	3,401,496
Shares issued in reinvestment of
dividends - Class I	17,375,079	301,371,296
Shares issued in reinvestment of
dividends - Class Y	—	—
Shares redeemed - Class J	(306,363,339)	(580,472,734)
Shares redeemed - Class R	(6,120,187)	(18,472,421)
Shares redeemed - Class I	(482,510,704)	(978,260,849)
Shares redeemed - Class Y	—	—
Net increase	161,755,682	42,615,420

	Six Months Ended
Dividends and Distributions	November 30, 2016	Year Ended
to Shareholders:	(Unaudited)	May 31, 2016
Net investment income - Class J	(12,551,099)	(26,188,908)
Net investment income - Class R	(93,962)	(307,212)
Net investment income - Class I	(18,527,452)	(43,203,955)
Net investment income - Class Y	—	—
Net realized gains - Class J	—	(190,266,956)
Net realized gains - Class R	—	(3,096,920)
Net realized gains - Class I	—	(274,608,085)
Net realized gains - Class Y	—	—
Total dividends and distributions	(31,172,513)	(537,672,036)

	Six Months Ended
Increase (Decrease) in Net	November 30, 2016	Year Ended
Assets	(Unaudited)	May 31, 2016
	345,019,355	(228,359,668)

	Six Months Ended
	November 30, 2016	Year Ended
Net Assets:	(Unaudited)	May 31, 2016
Beginning of Period	5,146,776,509	5,375,136,177
End of Period (including
undistributed net investment
income of $14,041,669, and
$8,739,264, respectively)	$5,491,795,864	$5,146,776,509

12	Jensen Quality Growth Fund	Semi-Annual Report

Financial Highlights
Class J

	six months ended
	November 30, 2016	year ended	year ended	year ended	year ended	year ended
Per Share Data:	(Unaudited)	May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013	May 31, 2012
Net asset value, beginning of period	$38.78	$40.88	$38.33	$33.98	$27.33	$29.11
Income from investment operations:
Net investment income	0.24	0.46	0.44	0.37	0.34	0.32
Net realized and unrealized gains (losses) on
investments	1.36	1.72	4.14	5.52	6.65	(1.80)
Total from investment operations	1.60	2.18	4.58	5.89	6.99	(1.48)
Less distributions:
Dividends from net investment income	(0.21)	(0.49)	(0.40)	(0.35)	(0.34)	(0.30)
Distributions from capital gains	—	(3.79)	(1.63)	(1.19)	—	—
Total distributions	$(0.21)	$(4.28)	$(2.03)	$(1.54)	$(0.34)	$(0.30)
Net asset value, end of period	$40.17	$38.78	$40.88	$38.33	$33.98	$27.33
Total return(1)	4.13%	5.99%	12.07%	17.57%	25.74%	-5.04%
Supplemental data and ratios:
Net assets, end of period (000’s)	$2,487,148	$2,317,939	$2,273,979	$2,447,876	$2,531,859	$2,307,634
Ratio of expenses to average net assets(2)	0.87%	0.87%	0.87%	0.87%	0.90%	0.91%
Ratio of net investment income to average net
assets(2)	1.21%	1.18%	1.08%	1.00%	1.08%	1.18%
Portfolio turnover rate(1)	3.02%	14.12%	14.42%	14.10%	22.09%	15.80%

(1)	Not annualized for the six months ended November 30, 2016
(2)	Annualized for the six months ended November 30, 2016

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	Jensen Quality Growth Fund	13

Financial Highlights
Class R

	six months ended
	November 30, 2016	year ended	year ended	year ended	year ended	year ended
Per Share Data:	(Unaudited)	May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013	May 31, 2012
Net asset value, beginning of period	$38.59	$40.69	$38.16	$33.83	$27.22	$29.01
Income from investment operations:
Net investment income	0.17	0.32	0.28	0.23	0.25	0.26
Net realized and unrealized gains (losses) on
investments	1.34	1.72	4.14	5.50	6.64	(1.79)
Total from investment operations	1.51	2.04	4.42	5.73	6.89	(1.53)
Less distributions:
Dividends from net investment income	(0.13)	(0.35)	(0.26)	(0.21)	(0.28)	(0.26)
Distributions from capital gains	—	(3.79)	(1.63)	(1.19)	—	—
Total distributions	$(0.13)	$(4.14)	$(1.89)	$(1.40)	$(0.28)	$(0.26)
Net asset value, end of period	$39.97	$38.59	$40.69	$38.16	$33.83	$27.22
Total return(1)	3.91%	5.63%	11.67%	17.13%	25.43%	-5.26%
Supplemental data and ratios:
Net assets, end of period (000’s)	$28,227	$29,181	$38,976	$50,478	$47,074	$40,216
Ratio of expenses to average net assets(2)	1.24%	1.22%	1.22%	1.25%	1.16%	1.12%
Ratio of net investment income to average net
assets(2)	0.84%	0.83%	0.71%	0.63%	0.82%	0.96%
Portfolio turnover rate(1)	3.02%	14.12%	14.42%	14.10%	22.09%	15.80%

(1)	Not annualized for the six months ended November 30, 2016
(2)	Annualized for the six months ended November 30, 2016

The accompanying notes are an integral part of these financial statements.

14	Jensen Quality Growth Fund	Semi-Annual Report

Financial Highlights
Class I

	six months ended
	November 30, 2016	year ended	year ended	year ended	year ended	year ended
Per Share Data:	(Unaudited)	May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013	May 31, 2012
Net asset value, beginning of period	$38.80	$40.90	$38.35	$34.00	$27.35	$29.14
Income from investment operations:
Net investment income	0.30	0.56	0.53	0.46	0.42	0.40
Net realized and unrealized gains (losses) on
investments	1.35	1.72	4.14	5.53	6.66	(1.80)
Total from investment operations	1.65	2.28	4.67	5.99	7.08	(1.40)
Less distributions:
Dividends from net investment income	(0.26)	(0.59)	(0.49)	(0.45)	(0.43)	(0.39)
Distributions from capital gains	—	(3.79)	(1.63)	(1.19)	—	—
Total distributions	$(0.26)	$(4.38)	$(2.12)	$(1.64)	$(0.43)	$(0.39)
Net asset value, end of period	$40.19	$38.80	$40.90	$38.35	$34.00	$27.35
Total return(1)	4.26%	6.25%	12.32%	17.87%	26.10%	-4.76%
Supplemental data and ratios:
Net assets, end of period (000’s)	$2,905,562	$2,799,657	$3,062,182	$2,821,194	$2,141,031	$1,450,228
Ratio of expenses to average net assets(2)	0.60%	0.63%	0.62%	0.63%	0.62%	0.60%
Ratio of net investment income to average net
assets(2)	1.49%	1.42%	1.33%	1.25%	1.36%	1.49%
Portfolio turnover rate(1)	3.02%	14.12%	14.42%	14.10%	22.09%	15.80%

(1)	Not annualized for the six months ended November 30, 2016
(2)	Annualized for the six months ended November 30, 2016

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report	Jensen Quality Growth Fund	15

Financial Highlights
Class Y

September 30, 2016(1)
through
November 30, 2016
Per Share Data:	(unaudited) *
Net asset value, beginning of period	$40.12
Income from investment operations:
Net investment income	0.08
Net realized and unrealized gains on investments	(0.01)
Total from investment operations	0.07
Less distributions:
Dividends from net investment income	—
Distributions from capital gains	—
Total distributions	$—
Net asset value, end of period	$40.19
Total return(2)	0.17%
Supplemental data and ratios:
Net assets, end of period (000’s)	$70,859
Ratio of expenses to average net assets(3)	0.55%
Ratio of net investment income to average net assets(3)	2.01%
Portfolio turnover rate(2)	3.02%

(1)	Commencement of Operations
(2)	Not annualized for the six months ended November 30, 2016
(3)	Annualized for the two months ended November 30, 2016

16	Jensen Quality Growth Fund	Semi-Annual Report

Notes to the Financial Statements
November 30, 2016 (unaudited)

1. Organization and Significant Accounting Policies

The Jensen Portfolio, Inc., doing business as Jensen Quality Growth Fund (the “Fund”), was organized as an Oregon Corporation on April 17, 1992, and is registered as an open-end, nondiversified management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund commenced operations on August 3, 1992. The Fund is authorized to issue 5,000,000,000 shares of common stock, all of which have been authorized for the existing share classes. The Fund currently offers four different classes of shares. Effective July 30, 2003 the Fund issued two new classes of shares, Class R and Class I, and renamed the existing class as Class J. Effective September 30, 2016, the Fund issued a new class of shares, Class Y. Class J shares are subject to a 0.25% 12b-1 fee and a sub-transfer agency fee, Class R shares are subject to a 0.50% 12b-1 fee and up to a 0.25% shareholder servicing fee, and Class I shares are subject to a shareholder servicing fee up to 0.10%, as described in each Class’ prospectus. Each class of shares has identical rights and privileges except with respect to the 12b-1 fees, sub-transfer agency fees and shareholder servicing fees, and voting rights on matters affecting a single class of shares. The principal investment objective of the Fund is long-term capital appreciation.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services Investment Companies”.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in United States of America (“GAAP”).

a) Investment Valuation – Securities that are listed on United States stock exchanges are valued at the last sale price at the close of the exchange. Equity securities listed on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price or, if there has been no sale on that day, at their current bid price. Investments in open-end and closed-end registered investment companies, including money market funds, that do not trade on an exchange are valued at the end of day net asset value per share. Quotations are taken from the market in which the security is primarily traded. Over-the-counter securities are valued at the current bid price in the absence of a closing price. Securities for which market quotations are not readily available are valued at fair value as determined by Jensen Investment Management, Inc. (the “Investment Adviser”) at or under the direction of the Fund’s Board of Directors.

There is no definitive set of circumstances under which the Fund may elect to use fair value procedures to value a security. Although the Fund only invests in publicly traded securities, the large majority of which are large capitalization, highly liquid securities, they nonetheless may become securities for which market quotations are not readily available, such as in instances where the market quotation for a security has become stale, sales of a security have been infrequent, trading in the security has been suspended, or where there is a thin market in the security. Securities for which market quotations are not readily available will be valued at their fair value as determined under the Fund’s fair valuation procedures established by the Board of Directors. The Fund is prohibited from investing in restricted securities (securities issued in private placement transactions that may not be offered or sold to the public without registration under the securities laws); therefore, fair value pricing considerations for restricted securities are generally not applicable to the Fund.

Fair Value Measurement – The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. The three levels of the fair value hierarchy are as follows:

Level 1	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

Level 2	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active and prices for similar securities, interest rates, credit risk, etc.

Level 3	Inputs that are unobservable (including the Fund’s own assumptions in determining the fair value of investments).

Inputs refer broadly to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Fund. The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by

Semi-Annual Report	Jensen Quality Growth Fund	17

independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, include common stocks and certain money market securities, and are classified within Level 1. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all.

The following is a summary of the inputs used, as of November 30, 2016, to value the Fund’s investments carried at fair value. The inputs and methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Investments at Value	Total	Level 1	Level 2	Level 3
Total Common
Stocks*	$5,244,733,781	$5,244,733,781	$—	$—
Total Money
Market Fund	229,193,982	229,193,982	—	—
Total Investments	$5,473,927,763	$5,473,927,763	$—	$—

* For further information regarding security characteristics and industry classifications, please see the Schedule of Investments.

The Fund did not hold any investments during the year ended November 30, 2016 with significant unobservable inputs which would be classified as Level 3. There were no transfers of securities between levels during the reporting period. It is the Fund’s policy to record transfers between levels as of the end of the reporting period. The Fund did not hold any derivative instruments during the reporting period.

b) Federal Income Taxes – No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provision of the Internal Revenue Code applicable to regulated investment companies.

The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken as of and for the year ended May 31, 2016. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. Open tax years are those that are open for exam by taxing authorities. The Fund has no examination in progress. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c) Distributions to Shareholders – Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid quarterly by the Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. The fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

d) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Guarantees and Indemnifications – Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

f) Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Transfer agent fees and reports to shareholders are allocated based on the number of shareholder accounts in each class. Sub-transfer agency fees are expensed to the Class J shares based on the actual number of shareholder accounts held and serviced by certain financial intermediaries as described in the Class J shares’ prospectus. 12b-1 fees are expensed at 0.25% of average daily net assets of Class J shares and 0.50% of average daily net assets of Class R shares. Shareholder servicing fees are expensed at up to 0.10% and up to 0.25% of the average daily net assets of Class I shares and Class R shares, respectively.

18	Jensen Quality Growth Fund	Semi-Annual Report

g) Other – Investment and shareholder transactions are recorded on trade date. Gains or losses from investment transactions are determined on the basis of identified carrying value using the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

2. Capital Share Transactions
Transactions in shares of the Fund were as follows:

	six months ended
	Nov. 30, 2016	year ended
Class J	(Unaudited)	May 31, 2016
Shares sold	9,542,841	13,476,594
Shares issued in
reinvestment of dividends	312,564	5,757,985
Shares redeemed	(7,708,051)	(15,088,691)
Net increase	2,147,354	4,145,888
Shares outstanding:
Beginning of period	59,770,710	55,624,822
End of period	61,918,064	59,770,710

	six months ended
	Nov. 30, 2016	year ended
Class R	(Unaudited)	May 31, 2016
Shares sold	102,268	186,254
Shares issued in
reinvestment of dividends	2,391	92,919
Shares redeemed	(154,723)	(480,833)
Net decrease	(50,064)	(201,660)
Shares outstanding:
Beginning of period	756,174	957,834
End of period	706,110	756,174

	six months ended
	Nov. 30, 2016	year ended
Class I	(Unaudited)	May 31, 2016
Shares sold	11,914,273	15,173,598
Shares issued in
reinvestment of dividends	441,992	8,184,095
Shares redeemed	(12,219,362)	(26,070,128)
Net increase (decrease)	136,903	(2,712,435)
Shares outstanding:
Beginning of period	72,149,949	74,862,384
End of period	72,286,852	72,149,949

period ended
Nov. 30, 2016
Class Y	(Unaudited)(1)
Shares sold	1,762,882
Shares issued in
reinvestment of dividends	—
Shares redeemed	—
Net increase	1,762,882
Shares outstanding:
Beginning of period	—
End of period	1,762,882

(1) Share class commenced operations on September 30, 2016.

3. Investment Transactions
The aggregate purchases and aggregate sales of securities, excluding short-term investments, by the Fund for the period ended November 30, 2016, were $377,124,271 and $154,259,434, respectively.

4. Income Taxes
The cost of investments differ for financial statement and tax purposes primarily due to the deferral of losses on wash sales.

The distributions of $72,548,068 and $59,965,662 paid during the years ended May 31, 2016 and 2015, respectively, were classified as ordinary income for tax purposes. The distributions of $465,123,968 and $213,212,739 paid during the years ended May 31, 2016 and 2015, respectively, were classified as long-term capital gain for income tax purposes.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2016 undistributed net investment income decreased by $1,152, accumulated net realized gain decreased by $71,867,268 and capital stock increased by $71,868,420. The permanent difference relates to the usage of tax equalization and the re-designation of distributions.

Semi-Annual Report	Jensen Quality Growth Fund	19

At May 31, 2016, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$3,247,534,136
Gross unrealized appreciation	1,910,689,021
Gross unrealized depreciation	(27,161,052)
Net unrealized appreciation	1,883,527,969
Undistributed ordinary income	8,739,264
Undistributed long-term capital gain	155,148,282
Total distributable earnings	163,887,546
Other accumulated gains	—
Total accumulated gains	$2,047,415,515

At May 31, 2016, the Fund had total tax basis capital losses of $0.

On December 16, 2016, The Fund declared and paid a distribution from ordinary income of $7,490,981, $58,215, $11,231,952, and $280,976 for Class J, Class R, Class I, and Class Y, respectively to shareholders of record as a December 15, 2016.

On December 16, 2016, The Fund declared and paid a long-term capital gain of $82,456,674, $956,401, $98,816,152, and $2,396,539 for Class J, Class R, Class I, and Class Y, respectively, to shareholders of record as of December 15, 2016.

5. Line of Credit
The Fund has a $250 million revolving credit facility, subject to certain restrictions, for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The unsecured line of credit has a one-year term and is reviewed annually by the Board of Directors. The current agreement runs through December 18, 2016. The interest rate on the outstanding principal amount is equal to the prime rate less 1%. As of November 30, 2016, the rate on the Fund’s line of credit was 2.50%. The Fund did not borrow on the line of credit during the six months ended November 30, 2016.

6. Investment Advisory Agreement
The Fund has an Investment Advisory and Service Contract with Jensen Investment Management, Inc. Pursuant to the advisory agreement and breakpoint fee schedule, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.50% as applied to the Fund’s average daily net assets of $4 billion or less, 0.475% as applied to the Fund’s average daily net assets of more than $4 billion and up to $8 billion, 0.45% as applied to the Fund’s average daily net assets of more than $8 billion and up to $12 billion, and 0.425% as applied to the Fund’s average daily net assets of more than $12 billion.

Certain officers and a director of the Fund are also officers and directors of the Investment Adviser.

7. Distribution and Shareholder Servicing
The Fund has adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Fund make payments to the Fund’s distributor at an annual rate of 0.25% of average daily net assets attributable to Class J shares and 0.50% of the average daily net assets attributable to Class R shares. The Fund’s distributor may then make payments to financial intermediaries or others at an annual rate of up to 0.25% of the average daily net assets attributable to Class J shares and up to 0.50% of the average daily net assets attributable to Class R shares. Payments under the 12b-1 Plan shall be used to compensate the Fund’s distributor or others for services provided and expenses incurred in connection with the sale and/or servicing of shares.

In addition, the Fund has adopted a Shareholder Servicing Plan for Class I shares under which the Fund can pay for shareholder support services from the Fund’s assets pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.10% of the Fund’s average daily net assets attributable to Class I shares. The amount actually incurred for the six months ended November 30, 2016 was 0.04% on an annualized basis.

The Fund has also adopted a Shareholder Servicing Plan for the Class R shares. Under the Shareholder Servicing Plan, the Fund can pay for shareholder support services, which include the recordkeeping and administrative services provided by retirement plan administrators to retirement plans (and their participants) that are shareholders of the class. Payments will be made pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.25% of the Fund’s average daily net assets attributable to Class R shares. The amount actually incurred for the six months ended November 30, 2016 was 0.18% on an annualized basis.

8. Beneficial Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At November 30, 2016, Charles Schwab & Co., Inc. and National Financial Services LLC, for the benefit of their customers, held 46.52% and 26.75%, respectively, of the outstanding shares of the Class J share class. At November 30, 2016, Edward D. Jones and Co., for the benefit of its customers, held 27.58% of the outstanding shares of the Class I share class. At November 30, 2016, Great-West Trust Company LLC for the benefit of its customers, held 33.72%, of the outstanding shares of the Class R share class. At November 30, 2016, Pershing LLC for the benefit of its customers, held 100.00% of the outstanding shares of the Class Y share class.

20	Jensen Quality Growth Fund	Semi-Annual Report

Expense Example - November 30, 2016 (Unaudited)

As a shareholder of Jensen Quality Growth Fund, you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees, and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2016 - November 30, 2016). For Class Y, the example is based on an investment of $1,000 invested at September 30, 2016, the commencement of operations and held through November 30, 2016.

Actual Expenses
The first line of the table below for each share class of the Fund provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees which, although not charged by the Fund, may be charged by other funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Semi-Annual Report	Jensen Quality Growth Fund	21

Expense Example Tables

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Period* June 1, 2016 –
Jensen Quality Growth Fund – Class J	June 1, 2016	November 30, 2016	November 30, 2016
Actual	$1,000.00	$1,041.30	$4.45
Hypothetical (5% annual return before expenses)	1,000.00	1,020.71	4.41

* Expenses are equal to the Fund’s annualized six-month expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Period* June 1, 2016 –
Jensen Quality Growth Fund – Class R	June 1, 2016	November 30, 2016	November 30, 2016
Actual	$1,000.00	$1,039.10	$6.34
Hypothetical (5% annual return before expenses)	1,000.00	1,018.85	6.28

* Expenses are equal to the Fund’s annualized six-month expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Period* June 1, 2016 –
Jensen Quality Growth Fund – Class I	June 1, 2016	November 30, 2016	November 30, 2016
Actual	$1,000.00	$1.042.60	$3.07
Hypothetical (5% annual return before expenses)	1,000.00	1,022.06	3.04

* Expenses are equal to the Fund’s annualized six-month expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Period* September 30, 2016 –
Jensen Quality Growth Fund – Class Y	September 30, 2016	November 30, 2016	November 30, 2016
Actual	$1,000.00	$1,001.70	$0.87
Hypothetical (5% annual return before expenses)	1,000.00	1,007.07	$0.88

* Expenses are equal to the Fund’s annualized since inception expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 58/365 to reflect the period.

22	Jensen Quality Growth Fund	Semi-Annual Report

Additional Information (Unaudited)

1. Investment Advisory Agreement Disclosure
Section 15(c) under the 1940 Act requires that a registered investment company’s board of directors, including a majority of independent directors, approve any new investment advisory contract for the fund and thereafter to review and approve the terms of the fund’s investment advisory agreement on an annual basis. In addition, Section 15(a) of the 1940 Act requires that any new investment advisory agreement be approved by the fund’s shareholders.

In their most recent deliberations concerning whether to renew the Fund’s Investment Advisory and Service Contract with the Investment Adviser (the “Agreement”), the Fund’s Board of Directors (the “Board”) including the Fund’s independent directors (“Independent Directors”) conducted the review and made the determinations that are described below. During its deliberations, the Board requested from Jensen Investment Management, Inc. (the “Investment Adviser”), and the Investment Adviser furnished, all information reasonably necessary for it to evaluate the renewal of the Agreement.

The entire Board first met in person on April 27, 2016 to consider the information provided by the Investment Adviser in connection with the renewal of the Agreement. Prior to the April 27, 2016 meeting, the Independent Directors conferred separately with their legal counsel. After the April 27, 2016 meeting, the Independent Directors met two additional times to consider the information provided by the Investment Adviser.

The Board considered the various materials included in both the April 27, 2016 Board meeting materials and the materials presented at an in-person meeting of the Board on July 21, 2016. The Investment Adviser confirmed that it had provided all information reasonably necessary for the Board to evaluate the Agreement. During the April 27, 2016 and July 21, 2016 in-person Board meetings, the Board, including the Independent Directors, evaluated the meeting materials, acknowledging that not any single factor was controlling and not every factor was given the same weight by each member of the Board (each a “Director”), and reached the conclusions described below, among others.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by the Investment Adviser under the Agreement. The Board reviewed the terms of the Agreement, as well as the history of the investment Adviser and its investment discipline, its investment performance, and its day-to-day management of the Fund. The Board noted the Investment Adviser’s focus on the business of the Fund, the compliance and other servicing aspects of the Fund, and the Investment Adviser’s oversight of the Fund’s service providers.

The Board considered the Investment Adviser’s organizational and ownership structure, including the impact of changes in personnel and ownership, and the composition of its investment committee, which makes all investment decisions for the Fund. The Board also considered the Investment Adviser’s approach to risk management. Based on these and other factors, including the additional factors described below, the Board concluded that the services provided to the Fund under the Agreement continued to be satisfactory.

Investment Performance. The Board examined the investment performance of the Fund compared to the S&P 500 Index and Lipper Large Cap Core Funds and Morningstar Large Cap Growth Funds categories for certain periods ending February 29, 2016. The Board noted the Fund’s underperformance (for the Class J Shares) compared to its indices and Lipper and Morningstar categories for the five-year period and the Fund’s outperformance (for both the Class J Shares and Class I Shares) compared to its indices for the one-, three-, ten-, and 15-year periods. The Board noted that the Fund’s overall performance as rated by Morningstar was “Above Average” for returns and “Low” for risk, and that the Fund’s overall rating was 5 Stars (out of a possible 5 Stars). The Board observed that the Investment Adviser appeared to have adhered to its strict investment discipline. Furthermore, the Board was informed by the Investment Adviser that, since the peak of the last bull market (October 9, 2007) through February 29, 2016, the Fund’s average annual return was 6.29% compared to 4.80% for the S&P 500 Index, providing evidence that the full benefits of the Investment Adviser’s investment discipline are realized over an entire economic and stock market cycle. As a result of these and other factors, the Board concluded that the overall long-term investment performance of the Fund continued to be satisfactory.

Advisory Fee and Expense Ratio. The Board compared the Fund’s advisory fee with those of the funds in the Fund’s Morningstar category and a more-focused peer group of retail class shares of actively managed funds in the Fund’s Morningstar category. The Board noted that the Fund’s annualized blended advisory fee of 0.495% continued to be below the median and the average for its Morningstar category (large cap growth funds between $2 billion and $8 billion in assets), even when passively managed funds and funds that have no share classes that are offered to retail investors are included, and below the median and average of the more-focused peer group of retail class shares of actively managed funds in the Fund’s Morningstar category. The Board also noted that, while the Investment Adviser employs a relatively straightforward investment discipline, the Fund appeared to be an efficiently run operation with a high service component for shareholders.

Semi-Annual Report	Jensen Quality Growth Fund	23

The Board compared the fees charged to the Fund with the advisory fees charged to the non-Fund advisory clients of the Investment Adviser. The Board observed that, with the exception of a small number of institutional separate account clients, the Investment Adviser typically charges its separate accounts a minimum annualized advisory fee of 0.50% for individual investors and 0.45% for institutional investors, but also noted the limitations of such comparisons due to the different services required by separate account clients compared to the Fund. Separate accounts, the Board observed, may be smaller and require more personalized services, but they are subject to less regulation and generally do not require the same level of administrative support as the Fund.

The Board considered the Fund’s expense ratio and the expense ratios of other comparable mutual funds in the Fund’s Lipper and Morningstar categories. The Board observed that the Fund’s annual expense ratio (for Class J Shares) was higher than the average and median of actively managed retail class funds with comparable assets in its Morningstar category, and higher than the average of such funds in its Lipper category. However, the Fund’s expense ratio for the Class J Shares was below the average and median of such funds in the Morningstar category that included the same 25 basis point 12b-1 fee as the Fund. For the Fund’s Class I Shares, the Board observed, the expense ratio was below the average and median when compared to the institutional funds in its Morningstar category.

The Board noted that the annual expense ratio for the Class J Shares had declined from 92 basis points in 2010 to 87 basis points in May 2016, principally due to the effect of breakpoints in the Fund’s advisory fee, the percentage decrease in sub-transfer agency fees paid by the Fund, and a relative decline in the Fund’s fixed costs as a percentage of Fund assets. The Board also observed that the Fund’s annual expense ratio remained at 87 basis points during the fiscal year ended May 31, 2016 despite an overall decline in Fund net assets compared to the prior fiscal year.

The Board also noted that the Fund had a relatively low turnover rate, reducing the Fund’s transaction costs, which are not included in the Fund’s expense ratio but are deducted from the Fund’s net asset value. Based on these considerations and other factors, the Board concluded that the Fund’s advisory fee and expense ratio were reasonable relative to the Fund’s peer groups.

Profitability of the Investment Adviser. The Board considered the profitability of the Agreement to the Investment Adviser, including an analysis of the Investment Adviser’s profitability for 2015 and the methodology used to calculate that profitability, and compared the Investment Adviser’s profitability with respect to the Fund to that of publicly traded investment advisers. Even after adjustments for certain compensation expenses, it appeared that the Investment Adviser’s pre-tax profit margin was significantly higher than the median pre-tax profit margin of such other advisers on both a pre-marketing and post-marketing basis. It was noted that the Investment Adviser’s adjustment to its compensation expense was made because its profitability may have been overstated due to the relatively low salaries and bonuses paid to its Managing Directors, who may receive distributions of the Investment Adviser’s profits on account of their equity ownership in the Investment Adviser. The Board considered the fact that the Investment Adviser pays certain administrative expenses of the Fund, including the cost of the Fund’s Chief Compliance Officer, though it noted that under the Agreement the Fund is authorized, subject to prior Board approval, to pay for certain costs of the Fund’s compliance personnel in the future. The Board observed that the Investment Adviser’s pre-marketing profit margin from the Fund, excluding distribution and marketing revenues and expenses, was lower in 2015 than in 2014.

The Board also examined the Investment Adviser’s profitability from the Fund against the Investment Adviser’s profitability from its separate account advisory business and found that the Fund provided a higher profit margin to the Investment Adviser. The Board understood that the administrative services the Investment Adviser provides to the Fund are, on balance, more extensive than those it provides to its separate accounts but also noted that efficiencies are realized when managing one mutual fund compared to managing multiple separate accounts. The Board also understood that, in calculating its profitability from the Fund, the Investment Adviser had been conservative in its method of allocating expenses to its Fund business relative to other acceptable allocation methodologies.

The Board acknowledged the inherent limitations of profitability analyses, including the use of comparative data that is incomplete or dissimilar, such as financial information of publicly traded advisers that have more diversified business lines and different cost structures than those of the Investment Adviser, and the uncertainty of the various cost allocations and other assumptions used. Based on this and other information, the Board concluded that profits earned by the Investment Adviser were not excessive.

Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has benefited from any such economies, and whether the implementation of further breakpoints in the Fund’s advisory fee was appropriate. The Board observed that, during a period of rapid Fund growth, the Fund’s annual expense ratio (for the Class J shares) had fallen from about 1% for the fiscal year ended May 31, 2002 to 0.87% for the fiscal year ended May 31, 2016, despite the addition of sub-transfer agency expenses beginning in 2010. Regarding the issue of breakpoints, the Board noted the Investment Adviser’s implementation of a breakpoint fee schedule in October 2010. The Board also observed that, with net asset levels over $4 billion, Fund shareholders were

24	Jensen Quality Growth Fund	Semi-Annual Report

realizing the benefit of the first fee breakpoint. The Board also noted that many comparable funds with breakpoints at lower levels had higher overall advisory fees at the same asset level as the current asset level of the Fund. Based on the data presented, the Board concluded that additional breakpoints in the Fund’s advisory fee were not warranted at this time.

Other Benefits. The Board considered the potential fall-out benefits realized by the Investment Adviser from its services as investment manager of the Fund. The Board noted that the Adviser has no affiliated entities that provide services to the Fund and that the Investment Adviser prohibits the receipt of third-party research for “soft dollars”. The Board understood that the Investment Adviser maintained a separate account advisory business and managed another mutual fund. The Board noted that, while the Investment Adviser’s non-Fund business might benefit from any favorable publicity received by the Fund, any such benefit was difficult to quantify.

Other Factors and Considerations. The Board periodically reviews and considers other material information throughout the year relating to the quality of services provided to the Fund, such as the allocation of Fund brokerage, the marketing, administration and compliance program of the Fund, the Investment Adviser’s management of its relationship with the Fund’s administrator, custodian, transfer agent and other service providers, and the expenses paid to those service providers. At its regular meetings, the Board also reviews detailed information relating to the Fund’s portfolio and performance against various metrics, and participates in discussions with the Fund’s portfolio managers.

Based on its evaluation of all the relevant factors and the information provided to it, the Board, including all of the Independent Directors, voted unanimously at the July 21, 2016 in-person Board meeting to renew the Agreement for a one-year period until July 31, 2017.

2. Shareholder Notification of Federal Tax Status

The Fund designates 100% of dividends declared during the fiscal year ended May 31, 2016 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Fund designates 100% of dividends declared from net investment income during the fiscal year ended May 31, 2016 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund designates as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the fiscal year ended May 31, 2016.

Additional Information Applicable to Foreign Shareholders Only:

The Fund designates 0.29% of ordinary income distributions as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

The Fund designates 3.92% of ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c).

3. Availability of Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge, upon request by calling toll-free, 1-800-221-4384, or by accessing the SEC’s website at www.sec.gov.

4. Portfolio Holdings

The Jensen Quality Growth Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Semi-Annual Report	Jensen Quality Growth Fund	25

5. Additional Disclosure Regarding Fund Directors and Officers

Independent Directors

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
Roger A. Cooke, J.D. Jensen Quality Growth Fund 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1948	Independent Director	Indefinite Term; since June 1999.	Retired. Senior Vice President, General Counsel and Secretary of Precision Castparts Corp., a diversified manufacturer of complex metal products, (2000 – 2013); Executive Vice President – Regulatory and Legal Affairs of Fred Meyer, Inc., a retail grocery and general merchandise company, (1992 – 2000).	1	None

Robert E. Harold Jensen Quality Growth Fund 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1947	Chairman and Independent Director	Indefinite Term; Chairman since July 2015 and Independent Director since September 2000.	Retired. Senior Director of Financial Planning of Nike, Inc., a footwear and apparel company (2001 – 2002); Global Brand Controller for Nike, Inc. (1996, 1997, 2000 – 2001); Interim Chief Financial Officer for Nike, Inc. (1998 – 1999); Interim Chief Executive Officer for Laika, Inc., an animation studio (March 2005 – October 2005).	1	Director of St. Mary’s Academy, a non-profit high school (2000 – 2013, and 2015-present); Director of Laika, Inc., an animation studio (2002 – present).

Thomas L. Thomsen, Jr. Jensen Quality Growth Fund 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1944	Independent Director	Indefinite Term; since December 2003.	Private rancher and real estate investor (2002 – present); Chief Executive Officer (2000 – 2002) and President (1998 – 2000) of Columbia Management Company (now called Columbia Management Investment Advisors, Inc.), investment adviser to the Columbia Funds family of mutual funds and to institutional and individual investors.	1	None

Kenneth Thrasher Jensen Quality Growth Fund 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1949	Independent Director	Indefinite Term; since July 2007.	Chairman (2002 – present) and CEO (2002 – 2009) of Complí, a web-based compliance and risk management software solution company.	1	Northwest Natural Gas Company (a natural gas distribution and service provider).

Janet G. Hamilton, PhD, CFA Jensen Quality Growth Fund 5300 Meadows Road, Suite 250 Lake Oswego, OR 97035-8234 Year of Birth: 1955	Independent Director	Indefinite Term; since October 19, 2016.	Associate Professor, Finance, Portland State University’s School of Business (1986 - present); Finance Faculty, Oregon Executive MBA, University of Oregon (1989-2012).	1	None

26	Jensen Quality Growth Fund	Semi-Annual Report

Interested Director

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years

Robert D. McIver* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1965	Director and President	Indefinite Term; since July 2015; 1 Year Term as President of the Fund; Served as President since February 2007.	Director (since July 2015) of the Fund; President and Director (February 2007 – present) and Director of Operations (2004 – February 2007) of Jensen Investment Management, Inc.; General Manager of Fairmont Villa Management and Vice President of Fairmont Riverside Golf Estates Ltd (2001 – 2004); Chief Investment Officer, Schroder & Co. Trust Bank (1999 – 2001); Portfolio Manager, Schroder Investment Management (1989 – 1999).	1	Jensen Investment Management, Inc. (since February 2007)

Semi-Annual Report	Jensen Quality Growth Fund	27

Officers of the Fund

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
Robert D. McIver* SEE ABOVE

Robert F. Zagunis* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1953	Vice President and Secretary	1 Year Term; Served since July 1993.	Chairman (January 2013 – present), Vice President and Director (1993 – present) and Secretary (1999 – 2015) of Jensen Investment Management, Inc.	N/A	N/A

Brian S. Ferrie* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1958	Treasurer and Chief Compliance Officer	1 Year Term; Served since March 2004.

Vice President, Treasurer and Director (February 2007 – present), Chief Compliance Officer (February 2007 – March 2011, and July 2012 – September 2012), and Director of Finance and Chief Compliance Officer (2003 – February 2007) of Jensen Investment Management, Inc.; Vice President and CFO of Berger Financial Group LLC (2001 – 2003); Vice President and Chief Compliance Officer of Berger Financial Group LLC (1994 – 2001).

				N/A	N/A

David G. Mertens* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1960	Vice President	1 Year Term; Served since January 2011.

Director and Vice President of Sales and Marketing for Jensen Investment Management, Inc. (2002 – present); various sales and marketing management positions for Berger Financial Group LLC and Berger Distributors LLC, ending as Senior Vice President of Institutional Marketing for Berger Financial Group and President of Berger Distributors (1995 – 2002).

N/A

Trustee of Legacy Good Samaritan Foundation (2012 – present), the foundation for a non-profit medical center; Director of Reading Results (August 2014 – present), a reading intervention foundation for low-income students.

Eric H. Schoenstein* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1965	Vice President	1 Year Term; Served since January 2011.

Director and Vice President of Business Analysis for Jensen Investment Management, Inc. (2002 – present); various audit positions, most recently Senior Audit Manager, with Arthur Andersen LLP (1988 – 2001).

				N/A	Trustee of the Oregon State University Foundation (2008 – present)

*	This individual is an “interested person” of the Fund within the meaning of the 1940 Act because he also serves as an officer of the Adviser and owns securities of the Adviser.
**	Each Director serves for an indefinite term in accordance with the Bylaws of the Fund until the date a Director dies, resigns, retires or is removed in accordance with the Bylaws of the Fund.

The Statement of Additional Information includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-221-4384.

28	Jensen Quality Growth Fund	Semi-Annual Report

Notice of Privacy Policy

The Jensen Portfolio, Inc., d/b/a Jensen Quality Growth Fund (the “Fund”), has had a long-standing policy of maintaining strict confidentiality over customer information. The Fund’s policy is as follows:

Confidentiality and Security
All nonpublic personal information about our customers (“you”) will be kept strictly confidential. We maintain physical, electronic and operational safeguards to protect customer nonpublic personal information.

Categories of information the Fund discloses and parties to whom the Fund discloses that information:

The Fund does not disclose any nonpublic personal information about its current or former shareholders to nonaffiliated third parties without the shareholder’s authorization, except as permitted or required by law. For example, the Fund is permitted by law to disclose all of the information it collects, as described below, to its transfer agent to process your transactions. The Fund is also permitted by law (and may be required by law) to disclose any nonpublic personal information it collects from you to law enforcement agencies, the Securities and Exchange Commission, and other federal and state regulatory authorities.

Categories of information the Fund collects:

The Fund collects nonpublic personal information about you from the following sources:

+

Information the Fund receives from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, telephone number, social security number, and date of birth; and

+

Information about your transactions with the Fund, its affiliates, or others, including, but not limited to, your account number and balance, investment history, parties to transactions, and information about our communications with you, such as account statements and trade confirmations.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Semi-Annual Report	Jensen Quality Growth Fund	29

Jensen Quality Growth Fund

	Class J Shares	Class I Shares	Class R Shares	Class Y Shares

Investment Adviser
Jensen Investment Management, Inc.
5300 Meadows Road, Suite 250
Lake Oswego, OR 97035
800.992.4144

Fund Administrator, Transfer Agent,
and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Stoel Rives LLP
760 SW Ninth Ave.
Suite 3000
Portland, OR 97205

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44145

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

jenseninvestment.com

JN-SEMIQG	This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Not Applicable

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Jensen Portfolio, Inc. doing business as Jensen Quality Growth Fund

By (Signature and Title)*	/s/ Robert McIver
Robert McIver, President

Date	February 2, 2017

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert McIver
Robert McIver, President

Date	February 2, 2017

By (Signature and Title)*	/s/ Brian Ferrie
Brian Ferrie, Treasurer

Date	February 2, 2017

* Print the name and title of each signing officer under his or her signature.